UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2007

REPERIO EXPLORATION INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-136069

(Commission File Number)

20-4237445

(IRS Employer Identification No.)

650 – 1500 West Georgia Street, Vancouver, BC V6G 2Z6

(Address of principal executive offices and Zip Code)

(604) 628-7780

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers;Election of Directors;Appointment of Principal Officers.

On June 30, 2007, David Moore, Mark Epstein and Joanna Kotsiris tendered their resignations as members of our company’s board of directors to be effective July 15, 2007. There was no disagreements among David Moore, Mark Epstein, Joanna Kotsiris and our company or board of directors on any matter relating to our company’s operations, policies or practices. These resignations form part of the proposed actions per our letter of intent dated May 11, 2007 with Future Now, Inc. and as described in our July 10, 2007 Definitive Schedule 14C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPERIO EXPLORATION INC.

/s/ Gordon A. Samson

Gordon A. Samson

President

Date: July 18, 2007